UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22670

Legg Mason Investment Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: December 31,

Date of reporting period: June 30, 2013

ITEM 1.	REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

Investment Commentary and

Semi-Annual Report                 June 30, 2013

LEGG MASON

OPPORTUNITY TRUST

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks long-term growth of capital.

Fund name change

Prior to May 10, 2013, the Fund was known as Legg Mason Capital Management Opportunity Trust.

Investment commentary

Market Outlook

Following an excellent 2012, Legg Mason Opportunity Trust continued to significantly outperform its benchmark, the S&P 500 Indexi, during the six months ended June 30, 2013. Because the Fund has done so well over the last year and a half, it is unlikely that the Fund’s performance will continue at the same pace. However, we believe we are well-positioned for the current bull market in equities.

Over the last year and a half, the Legg Mason Opportunity Trust strategy did not include making any heroic or extremely unorthodox calls. This may come as a surprise given our outperformance, but we believe that the best opportunities in the market right now are the most obvious. We are able to find such exciting opportunities hiding in clear view because investors are still scarred from the crisis and are waiting out any uncertainty in equities on the sidelines.

Risk aversion can be seen clearly by the way assets have been allocated since the crisis. During 2009, investors pulled their money out of U.S. equity funds and put it into bond funds. Flows into U.S. open-end bond funds spiked to $357 billion in the year, more flows than bond funds had seen in the previous five years combined.ii Interestingly, investors are still behaving in much the same way four years later. In just the month of May 2013, investors pulled $659 million out of U.S. equity funds and added $21.1 billion to taxable bond funds.iii Until very recently, investors have even been willing to invest their money in U.S. Treasury Inflation-Protected Securities (“TIPS”)iv at negative real rates, guaranteeing they lose money to ensure they will not lose even more elsewhere.

The current fear of equities appears particularly irrational considering the data. We believe equity bull markets rest on three pillars: earnings growth, ample liquidity, and attractive valuations. In our view, we currently have one of the most bullish environments in recent memory. S&P 500 Index earnings have almost doubled since 2008 and are projected to grow another 19% through 2014. Even with tapering, liquidity is likely to remain at one of the highest levels in history. The S&P 500 Index is currently valued at about 15x 2013 estimated earnings and 14x 2014 estimated earnings compared to the S&P 500 Index’s 24x

The Investment Commentary is not a part of the Semi-Annual Report.

II	Legg Mason Opportunity Trust

P/E multiple in 2000 and the current 39x multiple on the 10-year U.S. Treasury.v It is not hard to envision a scenario in which return-starved bond investors shift their money into the currently outperforming asset class — equities — potentially leading to much higher stock prices.

The short-term orientation of the market can offer many opportunities for the patient investor. For example, it is no secret that housing has been recovering and that there is not nearly enough supply to support the pent-up housing demand. Still, the homebuilders underperformed the S&P 500 Index in the second quarter on rising-rate fears. Rising rates at this level are not nearly enough to derail the housing recovery in our view. A recent Truliavi study showed that it would take rates approaching 10%, or more than double their current level, to make renting more attractive than buying in the U.S. in the aggregate. Rising rates could even be a positive for homebuilders in the sense that they will add a degree of urgency to the buying process.

After years of pent-up demand, we do not believe all of the gains of the housing recovery were made in the first year of this cycle. We believe the recovery will last for many years and will be felt broadly. As the stock market should act as a leading indicator of economic growth and as a contributor to a virtuous feedback loop, we believe the current bull market could continue for years to come. Even after this period of sustained outperformance for the Fund, we are optimistic about the future and still see ample upside in the portfolio. Specifically, we are maintaining our bullish view on those sectors that are driving the majority of the projected earnings growth in the S&P 500: Housing, Airlines1 and Financials. In other words, we are still doing what is the most obvious and will likely continue to do so until the valuations show that risk aversion has subsided.

The Legg Mason Opportunity Trust Team

LMM, LLC

July 17, 2013

All investments involve risk, including the possible loss of principal. Past performance is no guarantee of future results.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of June 30, 2013 were: Financials (35.4%), Consumer Discretionary (26.9%), Information Technology (15.0%), Industrials (10.3%) and Health Care (5.1%). The Fund’s portfolio composition is subject to change at any time.

The views expressed in this commentary reflect those solely of the portfolio managers as of the date of this commentary and may differ from those of Legg Mason, Inc. as a whole or the other portfolio managers of its affiliates. Any such views are subject to change at any time based on market or other conditions. These views are not intended to be a forecast of future events, a guarantee of future results or investment advice.

[1]	Airlines is included in the Transportation sector.

The Investment Commentary is not a part of the Semi-Annual Report.

Legg Mason Opportunity Trust	III

Investment commentary (cont’d)

The information contained herein has been prepared from sources believed to be reliable, but cannot be guaranteed. Forecasts and predictions are inherently limited and should not be relied upon as an indication of actual or future performance. Investors should not use this information as the sole basis for investment decisions.

[i]	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.
ii	Morningstar Direct, 2010.

iii	Morningstar Direct, June 2013

iv

U.S. Treasury Inflation-Protected Securities (“TIPS”) are inflation-indexed securities issued by the U.S. Treasury in five-year, ten-year and twenty-year maturities. The principal is adjusted to the Consumer Price Index, the commonly used measure of inflation. The coupon rate is constant, but generates a different amount of interest when multiplied by the inflation-adjusted principal.

[v]

Unlike equities, U.S. Treasuries are backed by the “full faith and credit” of the United States government and offer return of principal value if held to maturity. The U.S. government guarantees the principal interest payments on U.S. Treasuries when the securities are held to maturity.

vi	Trulia Blog, June 12, 2013.

The Investment Commentary is not a part of the Semi-Annual Report.

IV	Legg Mason Opportunity Trust

Semi-Annual Report     June 30, 2013

LEGG MASON

OPPORTUNITY TRUST

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Letter from the president

Dear Shareholder,

We are pleased to provide the semi-annual report of Legg Mason Opportunity Trust for the six-month reporting period ended June 30, 2013.

I am pleased to introduce myself as the new President and Chief Executive Officer of the Fund, succeeding R. Jay Gerken, as he embarks upon his retirement. Jay has most recently served as Chairman of the Board and President of the Fund and other funds in the Legg Mason complex. On behalf of all our shareholders and the Fund’s Board of Trustees, I would like to thank Jay for his vision and guidance, and wish him all the best.

I am honored to have been appointed to my new role with the Fund. During my 23 year career in the financial industry, I have seen it evolve and expand. Despite these changes, keeping an unwavering focus on our shareholders and their needs remains paramount. This was a consistent focus of Jay’s, and I look forward to following his lead in the years to come.

Effective May 10, 2013, Legg Mason Capital Management, LLC is no longer investment adviser to the Fund, and the Fund is renamed Legg Mason Opportunity Trust. After May 10, 2013, LMM, LLC (“LMM”), the investment adviser of the Fund continues as manager and provides the day-to-day management of the Fund, including the management of cash and short-term instruments. Bill Miller and Samantha McLemore, who have been responsible for the day-to-day management of the Fund since inception and since August 2008, respectively, continue as the portfolio managers for the Fund. For more information regarding these changes, please see the Fund’s prospectus.

Legg Mason Opportunity Trust 2013 Semi-Annual Report	1

Letter from the president (cont’d)

Total returns for the Fund, excluding sales charges, for the six-month period ended June 30, 2013 are presented below, along with those of the Fund’s unmanaged benchmark, the S&P 500 Indexi and Lipper peer group:

Performance Snapshot as of June 30, 2013 (unaudited)
(excluding sales charges)	6 months
Legg Mason Opportunity Trust:
Class A	31.57%
Class C	31.16%
Class FI	31.65%
Class R	31.28%
Class I	31.75%
S&P 500 Index	13.82%
Lipper Mid-Cap Value Funds Category Average[1]	16.55%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated May 1, 2013, the gross total annual operating expense ratios for Class A, Class C, Class FI, Class R and Class I shares were 2.03%, 2.80%, 2.12%, 2.47% and 1.73%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website,

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended June 30, 2013, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 212 funds in the Fund’s Lipper category, and excluding sales charges.

2	Legg Mason Opportunity Trust 2013 Semi-Annual Report

www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Kenneth D. Fuller

President and Chief Executive Officer

July 26, 2013

RISKS: Equity securities are subject to price fluctuation and possible loss of principal. Small- and mid-cap stocks involve greater risks and volatility than large-cap stocks. The Fund may focus its investments in certain regions or industries, increasing its vulnerability to market volatility. International investments are subject to special risks, including currency fluctuations and social, economic and political uncertainties, which could increase volatility. Derivatives, such as options, forwards and futures, can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. The manager’s investment style may become out of favor and/or the manager’s selection process may prove incorrect, which may have a negative impact on the Fund’s performance. The Fund may engage in short selling, which is a speculative strategy that involves special risks. Unlike the possible loss on a security that is purchased, there is no limit on the amount of loss on an appreciating security that is sold short. Additional risks may include those risks associated with investing in fixed-income securities, including junk bonds, real estate investment trusts, convertible securities, investment companies and exchange-traded funds and large-cap stocks and utilizing leverage. Please see the Fund’s prospectus for a more complete discussion of these and other risks, and the Fund’s investment strategies.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

Legg Mason Opportunity Trust 2013 Semi-Annual Report	3

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of June 30, 2013 and December 31, 2012. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

4	Legg Mason Opportunity Trust 2013 Semi-Annual Report

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on January 1, 2013 and held for the six months ended June 30, 2013.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio[3]	Expenses Paid During the Period[4]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio[3]	Expenses Paid During the Period[4]
Class A	31.57%	$1,000.00	$1,315.70	1.24%	$7.12	Class A	5.00%	$1,000.00	$1,018.65	1.24%	$6.21
Class C	31.16	1,000.00	1,311.60	2.06	11.81	Class C	5.00	1,000.00	1,014.58	2.06	10.29
Class FI	31.65	1,000.00	1,316.50	1.24	7.12	Class FI	5.00	1,000.00	1,018.65	1.24	6.21
Class R	31.28	1,000.00	1,312.80	1.67	9.58	Class R	5.00	1,000.00	1,016.51	1.67	8.35
Class I	31.75	1,000.00	1,317.50	0.96	5.52	Class I	5.00	1,000.00	1,020.03	0.96	4.81

Legg Mason Opportunity Trust 2013 Semi-Annual Report	5

Fund expenses (unaudited) (cont’d)

[1]	For the six months ended June 30, 2013.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements. In the absence of compensating balance arrangements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Does not include expenses of the Underlying Funds in which the Fund invests.

[4]

Expenses (net of compensating balance arrangements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (181), then divided by 365.

6	Legg Mason Opportunity Trust 2013 Semi-Annual Report

Schedule of investments (unaudited)

June 30, 2013

Legg Mason Opportunity Trust

Security	Shares	Value
Common Stocks — 103.0%
Consumer Discretionary — 26.2%
Automobiles — 3.2%
Ford Motor Co.	1,460,710	$22,597,184
General Motors Co.	543,266	18,096,190	*
Total Automobiles		40,693,374
Diversified Consumer Services — 0.5%
Apollo Group Inc., Class A Shares	400,000	7,088,000	*
Hotels, Restaurants & Leisure — 2.8%
Boyd Gaming Corp.	3,200,000	36,160,000	*
Household Durables — 7.7%
KB Home	1,300,000	25,519,000
Lennar Corp., Class A Shares	670,000	24,146,800	(a)
PulteGroup Inc.	2,250,000	42,682,500	*
Taylor Morrison Home Corp., Class A Shares	261,360	6,371,957	*
Total Household Durables		98,720,257
Internet & Catalog Retail — 9.7%
Amazon.com Inc.	100,000	27,769,000	*(b)
Groupon Inc.	6,300,000	53,550,000	*
Netflix Inc.	200,000	42,218,000	*
Total Internet & Catalog Retail		123,537,000
Specialty Retail — 2.3%
Best Buy Co. Inc.	1,075,000	29,379,750
Total Consumer Discretionary		335,578,381
Energy — 1.8%
Oil, Gas & Consumable Fuels — 1.8%
Chesapeake Energy Corp.	1,100,000	22,418,000	(a)
Financials — 35.4%
Capital Markets — 8.2%
Apollo Investment Corp.	1,323,400	10,243,116
Ares Capital Corp.	1,450,000	24,940,000	(a)
E*TRADE Financial Corp.	1,721,900	21,799,254	*
Ellington Financial LLC	1,448,947	33,050,481	(c)
Morgan Stanley	600,000	14,658,000
Total Capital Markets		104,690,851
Diversified Financial Services — 6.4%
Bank of America Corp.	3,500,000	45,010,000	(a)
Citigroup Inc.	775,000	37,176,750	(a)
Total Diversified Financial Services		82,186,750

See Notes to Financial Statements.

Legg Mason Opportunity Trust 2013 Semi-Annual Report	7

Schedule of investments (unaudited) (cont’d)

June 30, 2013

Legg Mason Opportunity Trust

Security	Shares	Value
Insurance — 10.7%
Assured Guaranty Ltd.	1,750,000	$38,605,000
Genworth Financial Inc., Class A Shares	5,255,100	59,960,691	*(a)
Hartford Financial Services Group Inc.	1,250,000	38,650,000	(a)
Total Insurance		137,215,691
Real Estate Investment Trusts (REITs) — 3.3%
American Capital Agency Corp.	364,300	8,375,257	(a)
American Capital Mortgage Investment Corp.	300,000	5,391,000
Hatteras Financial Corp.	283,700	6,990,368
Invesco Mortgage Capital Inc.	550,000	9,108,000
New Residential Investment Corp.	288,700	1,945,838
Newcastle Investment Corp.	748,700	3,915,701
NorthStar Realty Finance Corp.	661,500	6,019,650
Total Real Estate Investment Trusts (REITs)		41,745,814
Real Estate Management & Development — 0.5%
Domus Co. Investment Holdings LLC	146,042	6,314,272	(d)(e)(f)
Thrifts & Mortgage Finance — 6.3%
MGIC Investment Corp.	7,900,000	47,953,000	*
PennyMac Financial Services Inc., Class A Shares	800,000	17,016,000	*
Radian Group Inc.	1,412,700	16,415,574
Total Thrifts & Mortgage Finance		81,384,574
Total Financials		453,537,952
Health Care — 5.1%
Biotechnology — 0.7%
Dendreon Corp.	2,200,000	9,064,000	*
Health Care Providers & Services — 2.3%
CIGNA Corp.	400,000	28,996,000	(a)
Pharmaceuticals — 2.1%
BG Medicine Inc.	657,486	874,456	*
Questcor Pharmaceuticals Inc.	575,000	26,139,500
Total Pharmaceuticals		27,013,956
Total Health Care		65,073,956
Industrials — 10.3%
Airlines — 10.3%
Delta Air Lines Inc.	2,600,000	48,646,000	*(a)
United Continental Holdings Inc.	1,500,000	46,935,000	*(a)
US Airways Group Inc.	2,200,000	36,124,000	*
Total Industrials		131,705,000

See Notes to Financial Statements.

8	Legg Mason Opportunity Trust 2013 Semi-Annual Report

Legg Mason Opportunity Trust

Security	Shares	Value
Information Technology — 15.0%
Computers & Peripherals — 5.2%
Apple Inc.	65,000	$25,745,200	(a)
Seagate Technology PLC	900,000	40,347,000	(a)
Total Computers & Peripherals		66,092,200
Electronic Equipment, Instruments & Components — 1.5%
Universal Display Corp.	710,000	19,958,100	*
Internet Software & Services — 4.1%
Market Leader Inc.	1,141,500	12,214,050	*
Pandora Media Inc.	2,100,000	38,640,000	*
WorldOne Inc.	48,517	953,844	(d)(e)(f)
WorldOne Inc., Contract	2,553	0	(d)(e)(f)(g)
WorldOne Inc., Escrow	12,767	223,423	(d)(e)(f)
Total Internet Software & Services		52,031,317
Semiconductors & Semiconductor Equipment — 3.1%
Marvell Technology Group Ltd.	950,000	11,124,500
NXP Semiconductors NV	341,600	10,582,768	*
Teradyne Inc.	1,000,000	17,570,000	*
Total Semiconductors & Semiconductor Equipment		39,277,268
Software — 1.1%
Microsoft Corp.	425,000	14,675,250	(a)
Total Information Technology		192,034,135
Investment Funds — 4.3%
Pangaea One, LP	58,560,314	54,472,804	(c)(d)(e)(f)
Telecommunication Services — 4.9%
Diversified Telecommunication Services — 1.1%
Level 3 Communications Inc.	695,000	14,650,600	*(a)
Wireless Telecommunication Services — 3.8%
NII Holdings Inc.	4,450,000	29,681,500	*
Sprint Nextel Corp.	2,700,000	18,954,000	*
Total Wireless Telecommunication Services		48,635,500
Total Telecommunication Services		63,286,100
Total Common Stocks (Cost — $897,500,407)		1,318,106,328
Convertible Preferred Stocks — 0.4%
Consumer Discretionary — 0.4%
Media — 0.4%
Glam Media Inc., Series M1	1,590,393	5,200,585	(d)(e)(f)
Glam Media Inc., Series M1 (Escrow)	113,600	0	(d)(e)(f)(g)
Glam Media Inc., Series M2 (Escrow)	113,599	0	(d)(e)(f)(g)
Total Convertible Preferred Stocks (Cost — $17,576,421)		5,200,585

See Notes to Financial Statements.

Legg Mason Opportunity Trust 2013 Semi-Annual Report	9

Schedule of investments (unaudited) (cont’d)

June 30, 2013

Legg Mason Opportunity Trust

Security	Rate	Maturity Date	Face Amount	Value
Corporate Bonds & Notes — 0.3%
Consumer Discretionary — 0.3%
Media — 0.3%
Glam Media Inc.	9.000%	12/3/13	$3,486,219	$3,486,219	(d)(e)(f)
Glam Media Inc. (Escrow)	9.000%	12/3/13	63,677	0	(d)(e)(f)(g)
Glam Media Inc. (Escrow)	9.000%	6/1/14	63,676	0	(d)(e)(f)(g)
Total Corporate Bonds & Notes (Cost — $7,423,579)				3,486,219

		Expiration Date	Contracts
Purchased Options — 1.0%
Apple Inc., Call @ $500.00 (Cost — $18,543,505)		1/17/15	5,000	12,400,000

			Warrants
Warrants — 2.5%
JPMorgan Chase & Co. (Cost — $22,736,635)		10/28/18	2,090,900	32,618,040	*
Total Investments — 107.2% (Cost — $963,780,547#)				1,371,811,172
Liabilities in Excess of Other Assets — (7.2)%				(92,160,114)
Total Net Assets — 100.0%				$1,279,651,058

*	Non-income producing security.

(a)	All or a portion of this security is pledged as collateral pursuant to the loan agreement (See Note 7).

(b)	All or a portion of this security is pledged to cover future purchase commitments.

(c)

In this instance, as defined in the Investment Company Act of 1940, an “Affiliated Company” represents Fund ownership of at least 5% of the outstanding voting securities of an issuer. At June 30, 2013, the total market value of Affiliated Companies was $87,523,285, and the cost was $87,539,254 (See Note 9).

(d)	Illiquid security (See Note 1).

(e)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 1).

(f)	Restricted security.

(g)	Value is less than $1.

#	Aggregate cost for federal income tax purposes is substantially the same.

See Notes to Financial Statements.

10	Legg Mason Opportunity Trust 2013 Semi-Annual Report

Statement of assets and liabilities (unaudited)

June 30, 2013

Assets:
Investments in unaffiliated securities, at value (Cost — $876,241,293)	$1,284,287,887
Investments in affiliated securities, at value (Cost — $87,539,254)	87,523,285
Cash	2,145,809
Receivable for securities sold	3,558,405
Dividends and interest receivable	1,931,400
Receivable for Fund shares sold	1,520,259
Prepaid expenses	52,923
Total Assets	1,381,019,968

Liabilities:
Loan payable (Note 7)	95,000,000
Payable for securities purchased	2,717,644
Payable for Fund shares repurchased	1,219,903
Investment management fee payable	812,445
Service and/or distribution fees payable	648,088
Interest payable	72,209
Accrued expenses	898,621
Total Liabilities	101,368,910
Total Net Assets	$1,279,651,058

Net Assets:
Par value (Note 8)	$950
Paid-in capital in excess of par value	3,005,360,070
Overdistributed net investment income	(6,656,166)
Accumulated net realized loss on investments	(2,127,084,421)
Net unrealized appreciation on investments	408,030,625
Total Net Assets	$1,279,651,058

Shares Outstanding:
Class A	5,578,953
Class C	56,665,603
Class FI	6,493,239
Class R	356,615
Class I	25,891,644

Net Asset Value:
Class A (and redemption price)	$13.35
Class C*	$13.06
Class FI (and redemption price)	$13.81
Class R (and redemption price)	$13.64
Class I (and redemption price)	$14.32
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 5.75%)	$14.16

*	Redemption price per share is NAV of Class C shares reduced by a 1.00% CDSC, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

Legg Mason Opportunity Trust 2013 Semi-Annual Report	11

Statement of operations (unaudited)

For the Six Months Ended June 30, 2013

Investment Income:
Dividends from unaffiliated investments	$9,394,893
Dividends from affiliated investments	3,318,089
Interest	16,857
Total Investment Income	12,729,839

Expenses:
Investment management fee (Note 2)	4,530,530
Service and/or distribution fees (Notes 2 and 5)	3,689,345
Transfer agent fees (Note 5)	648,849
Interest expense (Notes 7)	409,448
Legal fees	131,205
Trustees’ fees	64,765
Registration fees	46,985
Fund accounting fees	45,629
Shareholder reports	36,078
Audit and tax	30,744
Insurance	10,295
Custody fees	4,223
Miscellaneous expenses	36,824
Total Expenses	9,684,920
Net Investment Income	3,044,919

Realized and Unrealized Gain on Investments (Notes 1, 3 and 4):
Net Realized Gain	12,196,327	[1]
Change in Net Unrealized Appreciation (Depreciation)	293,906,200
Net Gain on Investments	306,102,527
Increase in Net Assets From Operations	$309,147,446

[1]	Includes $11,243,798 of net realized gain on the sale of shares of Affiliated Companies.

See Notes to Financial Statements.

12	Legg Mason Opportunity Trust 2013 Semi-Annual Report

Statements of changes in net assets

For the Six Months Ended June 30, 2013 (unaudited) and the Year Ended December 31, 2012	2013	2012

Operations:
Net investment income	$3,044,919	$6,568,089
Net realized gain (loss)	12,196,327	(98,510,340)
Change in net unrealized appreciation (depreciation)	293,906,200	410,142,213
Increase in Net Assets From Operations	309,147,446	318,199,962

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(11,000,075)	—
Decrease in Net Assets From Distributions to Shareholders	(11,000,075)	—

Fund Share Transactions (Note 8):
Net proceeds from sale of shares	103,408,448	90,456,395
Reinvestment of distributions	10,448,967	—
Cost of shares repurchased	(130,461,498)	(281,581,667)
Decrease in Net Assets From Fund Share Transactions	(16,604,083)	(191,125,272)
Increase in Net Assets	281,543,288	127,074,690

Net Assets:
Beginning of period	998,107,770	871,033,080
End of period*	$1,279,651,058	$998,107,770
* Includes (overdistributed) undistributed net investment income, respectively, of:	$(6,656,166)	$1,298,990

See Notes to Financial Statements.

Legg Mason Opportunity Trust 2013 Semi-Annual Report	13

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:
Class A Shares[1]	2013[2]	2012	2011[3]	2010[3]	2009[3,4]

Net asset value, beginning of period	$10.27	$7.30	$11.18	$9.52	$4.89

Income (loss) from operations:
Net investment income (loss)	0.06	0.10	0.06	(0.02)	0.01
Net realized and unrealized gain (loss)	3.19	2.87	(3.89)	1.68	4.62
Total income (loss) from operations	3.25	2.97	(3.83)	1.66	4.63

Less distributions from:
Net investment income	(0.17)	—	(0.05)	—	—
Total distributions	(0.17)	—	(0.05)	—	—

Net asset value, end of period	$13.35	$10.27	$7.30	$11.18	$9.52
Total return[5]	31.57%	40.68%	(34.40)%	17.44%	94.68%

Net assets, end of period (000s)	$74,503	$47,770	$39,312	$95,232	$85,327

Ratios to average net assets:
Gross expenses[6]	1.24%[7]	1.31%	1.34%	1.31%	1.41%[7]
Net expenses[6,8]	1.24 [7]	1.31	1.34	1.31	1.41 [7]
Net investment income (loss)	0.97 [7]	1.13	0.61	(0.20)	0.14 [7]

Portfolio turnover rate	9%	35%	33%	29%	25%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended June 30, 2013 (unaudited).

[3]	Represents a share of capital stock outstanding prior to April 30, 2012.

[4]	For the period February 3, 2009 (commencement of operations) to December 31, 2009.

[5]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]	Does not include expenses of the Underlying Funds in which the Fund invests.

[7]	Annualized.

[8]	The impact of compensating balance arrangements, if any, was less than 0.01%.

See Notes to Financial Statements.

14	Legg Mason Opportunity Trust 2013 Semi-Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:
Class C Shares[1,2]	2013[3]	2012	2011[4]	2010[4]	2009[4]	2008[4]

Net asset value, beginning of period	$10.01	$7.17	$11.02	$9.45	$5.16	$16.86

Income (loss) from operations:
Net investment income (loss)	0.01	0.03	(0.01)	(0.10)	(0.03)	(0.10)
Net realized and unrealized gain (loss)	3.11	2.81	(3.84)	1.67	4.32	(10.01)
Total income (loss) from operations	3.12	2.84	(3.85)	1.57	4.29	(10.11)

Less distributions from:
Net investment income	(0.07)	—	—	—	—	(0.00) [5]
Net realized gains	—	—	—	—	—	(1.59)
Total distributions	(0.07)	—	—	—	—	(1.59)

Net asset value, end of period	$13.06	$10.01	$7.17	$11.02	$9.45	$5.16
Total return[6]	31.16%	39.61%	(34.94)%	16.61%	83.14%	(65.49)%

Net assets, end of period (000s)	$739,812	$623,338	$596,963	$1,357,924	$1,423,839	$984,198

Ratios to average net assets:
Gross expenses[7]	2.06%[8]	2.08%	2.12%	2.08%	2.05%	2.22%
Net expenses[7,9]	2.06 [8]	2.08	2.12	2.08	2.05	2.22
Net investment income (loss)	0.09 [8]	0.34	(0.15)	(0.97)	(0.41)	(0.86)

Portfolio turnover rate	9%	35%	33%	29%	25%	52%

[1]	On February 1, 2009, Primary Class shares were renamed Class C shares.

[2]	Per share amounts have been calculated using the average shares method.

[3]	For the six months ended June 30, 2013 (unaudited).

[4]	Represents a share of capital stock outstanding prior to April 30, 2012.

[5]	Amount represents less than $0.01 per share.

[6]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[7]	Does not include expenses of the Underlying Funds in which the Fund invests.

[8]	Annualized.

[9]	The impact of compensating balance arrangements, if any, was less than 0.01%.

See Notes to Financial Statements.

Legg Mason Opportunity Trust 2013 Semi-Annual Report	15

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:
Class FI Shares[1,2]	2013[3]	2012	2011[4]	2010[4]	2009[4]	2008[4]

Net asset value, beginning of period	$10.62	$7.55	$11.56	$9.86	$5.37	$17.33

Income (loss) from operations:
Net investment income (loss)	0.07	0.11	0.06	(0.04)	0.01	0.05
Net realized and unrealized gain (loss)	3.30	2.96	(4.03)	1.74	4.48	(10.42)
Total income (loss) from operations	3.37	3.07	(3.97)	1.70	4.49	(10.37)

Less distributions from:
Net investment income	(0.18)	—	(0.04)	—	—	—
Net realized gains	—	—	—	—	—	(1.59)
Total distributions	(0.18)	—	(0.04)	—	—	(1.59)

Net asset value, end of period	$13.81	$10.62	$7.55	$11.56	$9.86	$5.37
Total return[5]	31.65%	40.66%	(34.47)%	17.24%	83.61%	(65.20)%

Net assets, end of period (000s)	$89,662	$40,860	$10,953	$23,527	$32,355	$20,483

Ratios to average net assets:
Gross expenses[6]	1.24%[7]	1.40%	1.39%	1.46%	2.37%	1.50%
Net expenses[6,8]	1.24 [7]	1.40	1.39	1.46	1.59 [9]	1.50
Net investment income (loss)	1.03 [7]	1.19	0.55	(0.36)	0.07	0.38

Portfolio turnover rate	9%	35%	33%	29%	25%	52%

[1]	On October 5, 2009, Financial Intermediary shares were renamed Class FI shares.

[2]	Per share amounts have been calculated using the average shares method.

[3]	For the six months ended June 30, 2013 (unaudited).

[4]	Represents a share of capital stock outstanding prior to April 30, 2012.

[5]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]	Does not include expenses of the Underlying Funds in which the Fund invests.

[7]	Annualized.

[8]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[9]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

16	Legg Mason Opportunity Trust 2013 Semi-Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:
Class R Shares[1]	2013[2]	2012	2011[3]	2010[3]	2009[3]	2008[3]

Net asset value, beginning of period	$10.48	$7.48	$11.47	$9.80	$5.33	$17.27

Income (loss) from operations:
Net investment income (loss)	0.03	0.06	0.02	(0.06)	(0.01)	(0.11)
Net realized and unrealized gain (loss)	3.25	2.94	(4.00)	1.73	4.48	(10.24)
Total income (loss) from operations	3.28	3.00	(3.98)	1.67	4.47	(10.35)

Less distributions from:
Net investment income	(0.12)	—	(0.01)	—	—	—
Net realized gains	—	—	—	—	—	(1.59)
Total distributions	(0.12)	—	(0.01)	—	—	(1.59)

Net asset value, end of period	$13.64	$10.48	$7.48	$11.47	$9.80	$5.33
Total return[4]	31.28%	40.11%	(34.71)%	17.04%	83.86%	(65.32)%

Net assets, end of period (000s)	$4,864	$3,280	$3,948	$16,682	$15,249	$6,810

Ratios to average net assets:
Gross expenses[5]	1.67%[6]	1.75%	1.74%	1.67%	1.71%	1.88%
Net expenses[5,7]	1.67 [6]	1.75	1.74	1.67	1.71	1.88
Net investment income (loss)	0.55 [6]	0.68	0.16	(0.56)	(0.08)	(0.95)

Portfolio turnover rate	9%	35%	33%	29%	25%	52%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended June 30, 2013 (unaudited).

[3]	Represents a share of capital stock outstanding prior to April 30, 2012.

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Does not include expenses of the Underlying Funds in which the Fund invests.

[6]	Annualized.

[7]	The impact of compensating balance arrangements, if any, was less than 0.01%.

See Notes to Financial Statements.

Legg Mason Opportunity Trust 2013 Semi-Annual Report	17

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:
Class I Shares[1,2]	2013[3]	2012	2011[4]	2010[4]	2009[4]	2008[4]

Net asset value, beginning of period	$11.01	$7.80	$11.94	$10.14	$5.47	$17.59

Income (loss) from operations:
Net investment income	0.08	0.14	0.10	0.01	0.05	0.02
Net realized and unrealized gain (loss)	3.42	3.07	(4.15)	1.79	4.62	(10.55)
Total income (loss) from operations	3.50	3.21	(4.05)	1.80	4.67	(10.53)

Less distributions from:
Net investment income	(0.19)	—	(0.09)	—	—	—
Net realized gains	—	—	—	—	—	(1.59)
Total distributions	(0.19)	—	(0.09)	—	—	(1.59)

Net asset value, end of period	$14.32	$11.01	$7.80	$11.94	$10.14	$5.47
Total return[5]	31.75%	41.15%	(34.15)%	17.75%	85.37%	(65.15)%

Net assets, end of period (000s)	$370,810	$282,860	$219,857	$460,623	$407,109	$224,036

Ratios to average net assets:
Gross expenses[6]	0.96%[7]	1.01%	0.99%	1.01%	0.99%	1.18%
Net expenses[6,8]	0.96 [7]	1.01	0.99	1.01	0.99	1.18
Net investment income	1.21 [7]	1.44	0.98	0.12	0.63	0.15

Portfolio turnover rate	9%	35%	33%	29%	25%	52%

[1]	On October 5, 2009, Institutional Class shares were renamed Class I shares.

[2]	Per share amounts have been calculated using the average shares method.

[3]	For the six months ended June 30, 2013 (unaudited).

[4]	Represents a share of capital stock outstanding prior to April 30, 2012.

[5]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]	Does not include expenses of the Underlying Funds in which the Fund invests.

[7]	Annualized.

[8]	The impact of compensating balance arrangements, if any, was less than 0.01%.

See Notes to Financial Statements.

18	Legg Mason Opportunity Trust 2013 Semi-Annual Report

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

Legg Mason Opportunity Trust (formerly Legg Mason Capital Management Opportunity Trust) (the “Fund”) is a separate diversified investment series of Legg Mason Investment Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. On April 30, 2012, the Fund was organized as a series of the Trust. Prior to April 30, 2012, the Fund was organized as a series of Legg Mason Investment Trust, Inc., a Maryland Corporation.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies

Legg Mason Opportunity Trust 2013 Semi-Annual Report	19

Notes to financial statements (unaudited) (cont’d)

adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

20	Legg Mason Opportunity Trust 2013 Semi-Annual Report

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common stocks†:
Financials	$447,223,680	$6,314,272	—	$453,537,952
Information technology	190,856,868	—	$1,177,267	192,034,135
Investment funds	—	—	54,472,804	54,472,804
Other common stocks	618,061,437	—	—	618,061,437
Convertible preferred stocks†	—	—	5,200,585	5,200,585
Corporate bonds & notes†	—	—	3,486,219	3,486,219
Purchased options†	12,400,000	—	—	12,400,000
Warrants†	32,618,040	—	—	32,618,040
Total investments	$1,301,160,025	$6,314,272	$64,336,875	$1,371,811,172

†	See Schedule of Investments for additional detailed categorizations.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments In Securities	Common Stocks	Convertible Preferred Stocks	Corporate Bonds & Notes	Total
Balance as of December 31, 2012	$66,151,914	$7,905,389	$3,929,467	$77,986,770
Accrued premiums/discounts	—	—	—	—
Realized loss[1]	(48,478,449)	—	—	(48,478,449)
Change in unrealized appreciation (depreciation)[2]	51,598,307	(2,704,804)	(443,248)	48,450,255
Purchases	2,703,622	—	—	2,703,622
Sales	(10,011,051)	—	—	(10,011,051)
Transfers into Level 3	—	—	—	—
Transfers out of Level 3[3]	(6,314,272)	—	—	(6,314,272)
Balance as of June 30, 2013	$55,650,071	$5,200,585	$3,486,219	64,336,875
Net change in unrealized appreciation (depreciation) for investments in securities still held at June 30, 2013[2]	$1,006,195	$(2,704,804)	$(443,248)	(2,141,857)

The Fund’s policy is to recognize transfers between levels as of the end of the reporting period.

[1]	This amount is included in net realized gain (loss) from investment transactions in the accompanying Statement of Operations.

[2]

This amount is included in the change in net unrealized appreciation (depreciation) in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

[3]	Transferred out of Level 3 as a result of the availability of a quoted price in an active market for an identical investment or the availability of other significant observable inputs.

Legg Mason Opportunity Trust 2013 Semi-Annual Report	21

Notes to financial statements (unaudited) (cont’d)

The following table summarizes the valuation techniques used and unobservable inputs approved by the Valuation Committee to determine the fair value of certain, material Level 3 investments. The table does not include Level 3 investments with values derived utilizing prices from prior transactions or third party pricing information without adjustment (e.g., broker quotes, pricing services, net asset values).

	Fair Value at 6/30/13 (000’s)	Valuation Technique(s)	Unobservable Input(s)	Range/ Weighted Average	Impact to Valuation from an Increase in Input*
Limited Partnership Interests (classified as Common Stock)	$54,473	NAV of Limited Partnership Interest	Liquidity discount	10%	Decrease

*	This column represents the directional change in the fair value of the Level 3 investments that would result from an increase in the corresponding unobservable input. A decrease to the unobservable input would have the opposite effect. Significant increases and decreases in these unobservable inputs in isolation could result in significantly higher or lower fair value measurements.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

22	Legg Mason Opportunity Trust 2013 Semi-Annual Report

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(d) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(e) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Legg Mason Opportunity Trust 2013 Semi-Annual Report	23

Notes to financial statements (unaudited) (cont’d)

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Absent an event of default by the counterparty or a termination of the agreement, the terms of the master agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

As of June 30, 2013, the Fund did not have any open derivative transactions with credit related contingent features in a net liability position.

(f) Commission recapture. The Fund has entered into an agreement with State Street Bank, its custodian, whereby a portion of commissions paid on investment transactions may be rebated to the Fund. Such payments are included with realized gain (loss) on investment transactions. During the six months ended June 30, 2013, the Fund did not receive any commission rebates.

(g) Restricted securities. Certain of the Fund’s investments are restricted as to resale and are valued at fair value as determined under policies approved by the Board of Trustees in the absence of readily ascertainable market values.

Security	Number of Units/ Shares/ Interest/ Par	Acquisition Date(s)		Cost	Fair Value at 6/30/13	Value per Unit/ Share	Percent of Net Assets	Distributions Received	Open Commitments
Domus Co. Investment Holdings LLC	146,042	04/07		$36,510,500	$6,314,272	$43.24	0.49%	—	—
Glam Media Inc., Series M-1 Preferred	1,590,393	12/11		15,379,368	5,200,585	3.27	0.41	—	—
Glam Media Inc., Series M-1 Preferred (Escrow)	113,600	12/11		1,098,527	0	0.00	0.00	—	—
Glam Media Inc., Series M-2 Preferred (Escrow)	113,599	12/11		1,098,527	0	0.00	0.00	—	—
Glam Media Inc., Note 9%	3,486,219	12/11		6,495,632	3,486,219	100.00	0.27	—	—
Glam Media Inc., Note 9% (Escrow 1)	63,677	12/11		463,974	0	0.00	0.00	—	—
Glam Media Inc., Note 9% (Escrow 2)	63,676	12/11		463,973	0	0.00	0.00	—	—
Pangaea One, LP	58,560,314	—	A	58,560,314	54,472,804	0.93	4.26	—	$5,134,143	B
WorldOne, Inc.	48,517	8/12		23,068,750	953,844	19.66	0.07	—	—

24	Legg Mason Opportunity Trust 2013 Semi-Annual Report

Security	Number of Units/ Shares/ Interest/ Par	Acquisition Date(s)	Cost	Fair Value at 6/30/13	Value per Unit/ Share	Percent of Net Assets	Distributions Received	Open Commitments
WorldOne Inc., Contract	2,553	8/12	$0	$0	$0.00	0.00%	—	—
WorldOne Inc., Escrow	12,767	8/12	3,642,673	223,423	17.50	0.02%	—	—
			$146,782,238	$70,651,147		5.52%	—	$5,134,143
A	Acquisition dates were 8/07, 9/07, 1/08, 3/08, 5/08, 8/08, 10/08, 12/08, 2/09, 5/09, 8/09, 11/09, 3/10, 7/10, 1/11, 2/11, 4/11, 8/11, 10/11, 1/12, 4/12, 5/12, 6/12, 8/12, 12/12, 5/13, and 6/13.

B	In the normal course of operations, the Fund makes commitments to invest in businesses. At June 30, 2013, the Fund had open commitments of $5,134,143.

(h) Illiquid securities. Illiquid securities are those that cannot be sold or disposed of within seven days for approximately the price at which the Fund values the security. Illiquid investments include: repurchase agreements with terms of greater than seven days, restricted securities other than those the advisor has determined are liquid pursuant to guidelines established by the Board of Trustees and securities involved in swap, cap, floor and collar transactions, and over-the-counter (“OTC”) options and their underlying collateral. Due to the absence of an active trading market, the fund may have difficulty valuing or disposing of illiquid securities promptly. Judgment plays a greater role in valuing illiquid securities than those for which a more active market exists.

(i) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(j) REIT distributions. The character of distributions received from Real Estate Investment Trusts (‘‘REITs’’) held by the Fund is generally comprised of net investment income, capital gains, and return of capital. It is the policy of the Fund to estimate the character of distributions received from underlying REITs based on historical data provided by the REITs. After each calendar year end, REITs report the actual tax character of these distributions. Differences between the estimated and actual amounts reported by the REITs are reflected in the Fund’s records in the year in which they are reported by the REITs by adjusting related investment cost basis, capital gains and income, as necessary.

(k) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

Legg Mason Opportunity Trust 2013 Semi-Annual Report	25

Notes to financial statements (unaudited) (cont’d)

(l) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(m) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(n) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of June 30, 2013, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

(o) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

2. Investment management agreement and other transactions with affiliates

The Fund has a management agreement with LMM, LCC (“LMM”). Pursuant to the agreement, LMM provides the Fund with investment advisory and management services, including the management of cash and short-term instruments, and provides certain oversight services to the Fund. For LMM’s services, the Fund pays a fee, calculated daily and payable monthly, at an annual rate of 1.00% of the average daily net assets of the Fund up to $100 million and 0.75% of the average daily net assets of the Fund in excess of $100 million.

Prior to May 10, 2013, Legg Mason Capital Management, LLC (“LMCM”) served as investment adviser to the Fund under an investment advisory agreement with LMM. For LMCM’s services to the Fund, LMM (not the Fund) paid LMCM a fee, calculated daily and payable monthly, at an annual rate of 0.10% of the average daily net assets of the Fund up to $100 million and 0.05% of the average daily net assets of the Fund in excess of $100 million.

For the period from February 2013 through May 2013, the management of cash and short-term instruments was provided by Western Asset Management Company (“Western Asset”). Prior to February 2013, LMCM managed the Fund’s cash and short-term instruments.

26	Legg Mason Opportunity Trust 2013 Semi-Annual Report

LMM has delegated certain administrative responsibilities to Legg Mason Partners Fund Advisor, LLC (“LMPFA”). LMPFA serves as administrator to the Fund under an administrative services agreement with LMM. For LMPFA’s services to the Fund, LMM (not the Fund) pays LMPFA a fee, calculated daily and payable monthly, at an annual rate of 0.05% of the average daily net assets of the Fund. LMPFA has agreed to waive indefinitely all fees payable to it under the agreement. LMCM, LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”). LMM is also an affiliate of Legg Mason.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 5.75% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 1.00% on Class C shares, which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment (or within 12 months for shares purchased prior to August 1, 2012). This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the six months ended June 30, 2013, LMIS and its affiliates retained sales charges of $20,202 on sales of the Fund’s Class A shares. In addition, for the six months ended June 30, 2013, CDSCs paid to LMIS and its affiliates were:

	Class A	Class C
CDSCs	$2	$9,488

Under a Deferred Compensation Plan (the “Plan”), Trustees may elect to defer receipt of all or a specified portion of their compensation. A participating Trustee may select one or more funds managed by affiliates of Legg Mason in which his or her deferred trustee’s fees will be deemed to be invested. Deferred amounts remain in the Fund until distributed in accordance with the Plan.

All officers and two Trustees of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the six months ended June 30, 2013, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$109,168,422
Sales	140,798,620

At June 30, 2013, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$519,708,438
Gross unrealized depreciation	(111,677,813)
Net unrealized appreciation	$408,030,625

Legg Mason Opportunity Trust 2013 Semi-Annual Report	27

Notes to financial statements (unaudited) (cont’d)

4. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at June 30, 2013.

ASSET DERIVATIVES[1]
Equity Risk
Purchased options[2]	$12,400,000

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]	Market value of purchased options is reported in Investments at value in the Statement of Assets and Liabilities.

The following table provides information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the six months ended June 30, 2013. The table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
Equity Risk
Purchased options[1]	$(6,143,505)

[1]	The change in unrealized appreciation (depreciation) from purchased options is reported in the change in net unrealized appreciation (depreciation) from investments in the Statement of Operations.

During the six months ended June 30, 2013, the volume of derivative activity for the Fund was as follows:

Average Market
Purchased options	$6,336,429

The following table presents by financial instrument, the Fund’s derivative assets net of the related collateral held by the Fund at June 30, 2013:

	Gross Amount of Derivative Assets in the Statement of Assets & Liabilities[1]	Collateral Received	Net Amount
Purchased options[2]	$12,400,000	—	$12,400,000

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Statement of Assets & Liabilities.

[2]	Market value of purchased options is reported in Investments at value in the Statement of Assets and Liabilities.

5. Class specific expenses

The Fund has adopted Rule 12b-1 distribution plans and under those plans the Fund pays a service fee with respect to its Class A, Class C, Class FI and Class R shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class C and Class R shares calculated at the

28	Legg Mason Opportunity Trust 2013 Semi-Annual Report

annual rate of 0.75% and 0.25% of the average daily net assets of each class, respectively. Service and distribution fees are accrued daily and paid monthly.

For the six months ended June 30, 2013, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class A	$76,182	$24,590
Class C	3,516,525	513,568
Class FI	85,617	27,501
Class R	11,021	5,654
Class I	—	77,536
Total	$3,689,345	$648,849

6. Distributions to shareholders by class

	Six Months Ended June 30, 2013	Year Ended December 31, 2012
Net Investment Income:
Class A	$900,669	—
Class C	4,050,900	—
Class FI	1,121,482	—
Class R	44,151	—
Class I	4,882,873	—
Total	$11,000,075	—

7. Lines of credit

The Fund, along with certain other Legg Mason Funds, participated in a $200 million line of credit (“Credit Agreement”) to be used for temporary or emergency purposes. This 364-day revolving Credit Agreement matured on February 28, 2013. Pursuant to the Credit Agreement, each participating fund was liable only for principal and interest payments related to borrowings made by that fund. Borrowings under the Credit Agreement bore interest at a rate equal to the prevailing LIBOR rate plus the LIBOR rate margin. The Fund did not utilize the line of credit during the period ended February 28, 2013. The Fund did not renew the Credit Agreement.

The Fund may borrow for investment purposes, also known as “leveraging,” from a $125 million line of credit (“Leveraging Credit Agreement”). This Leveraging Credit Agreement continues in force indefinitely and is terminable only upon 180 days written notice from the lender. Leverage is the ability to earn a return on a capital base that is larger than the Fund’s net assets. Use of leverage can magnify the effects of changes in the value of the Fund’s investments and makes such investments more volatile. Leveraging could cause investors to lose more money in adverse environments. The interest on the borrowings under the Leveraging Credit Agreement is calculated at variable rates based on the prevailing LIBOR rate plus the LIBOR rate margin. To the extent of the borrowing outstanding, the Fund is required to maintain collateral in a special custody account at the Fund’s custodian on behalf of the financial institution.

Legg Mason Opportunity Trust 2013 Semi-Annual Report	29

Notes to financial statements (unaudited) (cont’d)

For the six months ended June 30, 2013, the Fund had average daily borrowings of $90,497,238 at an average annual interest rate of 0.90%. As of June 30, 2013, the Fund had $95,000,000 in borrowings outstanding.

8. Shares of beneficial interest

At June 30, 2013, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares. On April 30, 2012, the Fund was reorganized as a series of the Trust.

Prior to April 30, 2012, the Fund was a series of a Maryland corporation and had 100,000,000, 650,000,000, 250,000,000, 500,000,000 and 200,000,000 shares authorized with a par value of $0.001 for the Fund’s Class A, Class C, Class FI, Class R and Class I, respectively.

Transactions in shares of each class were as follows:

	Six Months Ended June 30, 2013		Year Ended December 31, 2012
	Shares	Amount	Shares	Amount
Class A
Shares sold	1,534,199	$19,553,863	741,039	$6,674,246
Shares issued on reinvestment	62,677	860,550	—	—
Shares repurchased	(669,209)	(8,250,998)	(1,476,842)	(12,943,384)
Net increase (decrease)	927,667	$12,163,415	(735,803)	$(6,269,138)

Class C
Shares sold	1,455,507	$17,572,361	2,163,135	$18,812,646
Shares issued on reinvestment	292,553	3,928,992	—	—
Shares repurchased	(7,332,993)	(87,427,234)	(23,176,394)	(201,121,215)
Net decrease	(5,584,933)	$(65,925,881)	(21,013,259)	$(182,308,569)

Class FI
Shares sold	3,036,181	$38,492,577	3,379,917	$31,193,917
Shares issued on reinvestment	78,682	1,117,275	—	—
Shares repurchased	(468,221)	(6,057,080)	(983,267)	(9,114,567)
Net increase	2,646,642	$33,552,772	2,396,650	$22,079,350

Class R
Shares sold	115,887	$1,408,665	178,892	$1,611,520
Shares issued on reinvestment	3,043	42,668	—	—
Shares repurchased	(75,398)	(950,543)	(393,957)	(3,548,696)
Net increase (decrease)	43,532	$500,790	(215,065)	$(1,937,176)

Class I
Shares sold	1,955,469	$26,380,982	3,242,524	$32,164,066
Shares issued on reinvestment	305,671	4,499,482	—	—
Shares repurchased	(2,067,280)	(27,775,643)	(5,740,027)	(54,853,805)
Net increase (decrease)	193,860	$3,104,821	(2,497,503)	$(22,689,739)

30	Legg Mason Opportunity Trust 2013 Semi-Annual Report

9. Transactions with affiliated companies

An “Affiliated Company”, as defined in the 1940 Act, includes a company in which the Fund owns 5% or more of the company’s outstanding voting securities at any time during the period. The following transactions were effected in shares of such companies for the six months ended June 30, 2013:

	Affiliate Mkt Value at 12/31/12	Purchased		Sold		Amortization Div/Interest Income	Affiliate Mkt Value at 6/30/13		Realized Gain/Loss
		Cost	Shares/Par	Cost	Shares/Par
Ellington Financial LLC	$33,301,846	—	—	$675,420	33,771	$3,318,089	$33,050,481		$171,688
Market Leader Inc.	22,786,860	—	—	12,930,731	2,337,410	—	—	*	11,072,110
Pangaea One, LP	50,282,194	$2,703,622	N/A	—	N/A	—	54,472,804		—
	$106,370,900	$2,703,622		$13,606,151		$3,318,089	$87,523,285		$11,243,798

*	This security is no longer an affiliated company.

10. Capital loss carryforward

As of December 31, 2012, the Fund had the following net capital loss carryforwards remaining:

Year of Expiration	Amount
No Expiration	$(197,054,389)	*
12/31/2016	(1,124,817,098)
12/31/2017	(821,783,440)
	$(2,143,654,927)

These amounts will be available to offset any future taxable capital gains.

*	Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward these capital losses for an unlimited period. However, these losses will be required to be utilized prior to the Fund’s other capital losses with the expiration dates listed above. Additionally, these capital losses retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

11. Recent accounting pronouncement

The Fund has adopted the disclosure provisions of Financial Accounting Standards Board (“FASB”) Accounting Standards Update 2011-11 (“ASU 2011-11”), Balance Sheet (Topic 210) — Disclosures about Offsetting Assets and Liabilities along with the related scope clarification provisions of FASB Accounting Standards Update 2013-01 (“ASU 2013-01”) entitled Balance Sheet (Topic 210) — Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities. ASU 2011-11 is intended to enhance disclosures on the offsetting of financial assets and liabilities by requiring entities to disclose both gross and net information about financial instruments and transactions that are either offset in the statement of assets and liabilities or subject to a master netting agreement or similar arrangement. ASU 2013-01 limits the scope of ASU 2011-11’s disclosure requirements on offsetting to financial assets and financial liabilities related to derivatives, repurchase and reverse repurchase agreements, and securities lending and securities borrowing transactions.

Legg Mason Opportunity Trust 2013 Semi-Annual Report	31

Board approval of sub-advisory agreement (unaudited)

At its February 2013 meeting, the Fund’s Board of Trustees (the “Board”) approved for an annual period a sub-advisory agreement (the “Agreement”) between Legg Mason Capital Management (“LMCM”), the Fund’s investment adviser, and Western Asset Management Company (“Western Asset”), pursuant to which Western Asset provides day-to-day management of the Fund’s cash and short-term investments.

In voting to approve the Agreement, the Board, including the Independent Trustees, assisted by independent legal counsel, considered whether approval of the Agreement would be in the best interests of the Fund and its shareholders. No single factor or item of information reviewed by the Board was identified as the principal factor in determining whether to approve the Agreement. Based upon its evaluation of all material factors, including those described below, the Board concluded that the terms of the Agreement are reasonable and fair and that it was in the best interest of the Fund and its shareholders to approve the Agreement.

The Board noted that under the Agreement, the same portfolio management team that currently provides management of the Fund’s cash and short-term investments as dual employees of LMM LLC (the “Manager”) would now provide such services as employees of Western Asset under the Agreement. Further the Board considered that the structure by which the cash management advisory services were to be provided, where the dual employment arrangement would be terminated and the Agreement entered into, did not require shareholder approval, since both LMCM and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. The Board’s evaluation of the services to be provided by Western Asset took into account the Board’s knowledge and familiarity gained as Board members of funds in the Legg Mason fund complex, including the scope and quality of the investment management and other capabilities of Western Asset. The Board also reviewed and considered the contractual management fee in light of the nature, extent and quality of the advisory services provided, noting that the fee payable under the Agreement is the same as the amount currently paid to Western Asset for the services of the dual employees. The Board noted that the Manager, and not the Fund, pays the fee to Western Asset. Based upon these factors, the Board concluded that these organizational changes did not alter the factors previously considered by the Board in connection with its annual contract review process. As a result, the Board took note of the analysis performed as part of its annual contract review of the profitability of the advisory services, the analysis of economies of scale in connection with prior services, and the analysis of other benefits arising from the provision of such services and determined that the Board’s prior determinations and conclusions continued.

After evaluation of all material factors, the Board concluded that the approval of the Agreement is in the best interest of the Fund.

32	Legg Mason Opportunity Trust

Legg Mason

Opportunity Trust

Trustees

Kenneth D. Fuller* President

Ruby P. Hearn

Arnold L. Lehman

Robin J.W. Masters

Jill E. McGovern

Arthur S. Mehlman

Jennifer W. Murphy* Chair

G. Peter O’Brien

S. Ford Rowan

Robert M. Tarola

Investment adviser and

manager

LMM LLC

Custodian

State Street Bank & Trust Company

Transfer agent

Boston Financial Data Services, Inc.

2000 Crown Colony Drive

Quincy, MA 02169

Counsel

K&L Gates LLP

Washington, DC

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

*	Effective June 1, 2013, Ms. Murphy became Chair and Mr. Fuller became a Trustee, President and Chief Executive Officer.

Legg Mason Opportunity Trust

The Fund is a separate investment series of Legg Mason Investment Trust, a Maryland statutory trust.

Legg Mason Opportunity Trust

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Legg Mason Opportunity Trust. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

©2013 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE SEMI-ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

Revised April 2011

NOT PART OF THE SEMI-ANNUAL REPORT

www.leggmason.com/individualinvestors

©2013 Legg Mason Investor Services, LLC Member FINRA, SIPC

LMFX012840 8/13 SR13-1993

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting

ITEM 12.	EXHIBITS.

(a) (1) Not applicable.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Investment Trust

By:	/S/ KENNETH D. FULLER
Kenneth D. Fuller
Chief Executive Officer Legg Mason Investment Trust

Date:	August 23, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/S/ KENNETH D. FULLER
Kenneth D. Fuller
Chief Executive Officer Legg Mason Investment Trust

Date:	August 23, 2013

By:	/S/ RICHARD F. SENNETT
Richard F. Sennett
Principal Financial Officer Legg Mason Investment Trust

Date:	August 23, 2013